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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 14, 2005

                              CROSSTEX ENERGY, L.P.
             (Exact name of registrant as specified in its charter)

               DELAWARE                   000-50067           16-1616605
   -------------------------------    ----------------    -------------------
   (State or other jurisdiction of    (Commission File     (I.R.S. Employer
    incorporation or organization)         Number)        Identification No.)

              2501 CEDAR SPRINGS, SUITE 100
                       DALLAS, TEXAS                            75201
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        (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (214) 953-9500


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

         Stephen A. Wells has informed Crosstex Energy, L.P. (the "Partnership") that, effective as of December 31, 2005, he will resign from the Board of Directors of Crosstex Energy GP, LLC (the general partner of Crosstex Energy GP, L.P., the general partner of the Partnership). Mr. Wells is resigning to pursue other personal and professional opportunities and his resignation is not due to any disagreements with the Partnership or Crosstex Energy GP, LLC.

ITEM 7.01.  REGULATION FD DISCLOSURE.

         On November 14, 2005, the Partnership issued a press release announcing the departure of Stephen A. Wells from the Board of Directors of Crosstex Energy GP, LLC (the general partner of Crosstex Energy GP, L.P., the general partner of the Partnership), effective as of December 31, 2005. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 5.02 and in the attached exhibit are deemed to be furnished and shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      Exhibits.

         In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached exhibit are deemed to be furnished and shall not be deemed to be "filed" for purposes of the Exchange Act.

         EXHIBIT
         NUMBER         DESCRIPTION
         -------        --------------------------------------
         99.1      --   Press release dated November 14, 2005.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CROSSTEX ENERGY, L.P.

                                                By: Crosstex Energy GP, L.P.,
                                                    its General Partner

                                                By: Crosstex Energy GP, LLC,
                                                    its General Partner

Date: November 14, 2005                         By: /s/ William W. Davis
                                                    ----------------------------
                                                    William W. Davis
                                                    Executive Vice President and
                                                    Chief Financial Officer

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER         DESCRIPTION
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99.1      --   Press Release dated November 14, 2005

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